Exhibit 99.1

NEWS RELEASE

Westell Technologies Reports Fiscal First Quarter 2017 Revenue of $14.8M

Sequential revenue growth of 5% for the IBW segment

AURORA, IL, August 10, 2016 – Westell Technologies, Inc. (NASDAQ: WSTL), a leading provider of high-performance wireless infrastructure solutions, today announced results for its fiscal 2017 first quarter ended June 30, 2016 (1Q17). Management will host a conference call to discuss financial and business results tomorrow, Thursday, August 11, 2016, at 9:30 AM Eastern Time (details below).
Consistent with the Company’s preliminary announcement on July 27, consolidated revenue in 1Q17 was $14.8 million, and comprised $6.1 million from the In-Building Wireless (IBW) segment, $4.1 million from the Intelligent Site Management and Services (ISMS) segment, and $4.6 million from the Communication Network Solutions (CNS) segment.

	1Q17	4Q16	1Q16	1Q17	1Q17
	3 months ended	3 months ended	3 months ended	vs.	vs.
	06/30/16	03/31/16	06/30/15	4Q16	1Q16
Consolidated Revenue	$14.8M	$20.9M	$21.6M	-29%	-31%
Gross Margin	30.8%	37.8%	39.1%	-7.0%	-8.3%
Net Income (Loss)	($7.8M)	($5.1M)	($3.9M)	($2.7M)	($3.9M)
Earnings (Loss) Per Share	($0.13)	($0.08)	($0.06)	($0.05)	($0.07)
Non-GAAP Gross Margin (1)	40.5%	38.1%	39.3%	2.4%	+1.2%
Non-GAAP Net Income (Loss) (1)	($3.6M)	($2.6M)	($2.0M)	($1.0M)	($1.6M)
Non-GAAP Earnings (Loss) Per Share (1)	($0.06)	($0.04)	($0.03)	($0.02)	($0.03)
(1) Please refer to the schedule at the end of this press release for a complete GAAP to non-GAAP reconciliation and other information related to non-GAAP financial measures.

“As indicated in our preliminary 1Q17 revenue announcement, a general slowdown in carrier spending and a strike-related work stoppage at a major customer adversely impacted first quarter results. That notwithstanding, the quarter included a 5% sequential revenue increase for our IBW segment,” said Tom Gruenwald, CEO and President of Westell Technologies. “We are now implementing the comprehensive expense reduction plan that we announced last month. We are also experiencing improved order momentum in July and early August, which should result in a sequential revenue increase in 2Q17.”

Cash and short-term investments were $25.3 million at June 30, 2016, compared to $29.7 million at March 31, 2016. The $4.4 million use of cash was driven primarily by the net loss in the quarter, partly offset by favorable working capital.

In-Building Wireless (IBW) Segment
IBW’s revenue decrease year-over-year was due primarily to lower sales of DAS Conditioners, while the sequential increase was due primarily to higher sales of Repeaters. IBW’s segment gross margin in 1Q17, excluding one-time charges, was 39.0%, a decrease compared to 1Q16 due primarily to the lower revenue, and an increase compared to 4Q16 due primarily to a more favorable mix.

	1Q17	4Q16	1Q16	1Q17	1Q17
	3 months ended	3 months ended	3 months ended	vs.	vs.
	06/30/16	03/31/16	06/30/15	4Q16	1Q16
IBW Segment Revenue	$6.1M	$5.8M	$9.1M	5%	-33%
IBW Segment Gross Margin (1)	16.2%	35.6%	44.1%	-19.4%	-27.9%
IBW Segment R&D Expense	$2.4M	$2.4M	$3.2M	$—	($0.8M)
IBW Segment Profit (Loss)	($1.4M)	($0.3M)	$0.8M	($1.1M)	($2.2M)
(1)  1Q17 IBW Segment Gross Margin was 39.0% when excluding a charge of $1.4 million related to the previously announced discontinuation of the ClearLink DAS and stock-based compensation. Please refer to the GAAP to non-GAAP reconciliation of IBW segment gross margin at the end of the Segment Statement of Operations section.

Intelligent Site Management & Services (ISMS) Segment
ISMS’s revenue decrease year-over-year was due primarily to lower Services revenue, while the sequential decrease was driven largely by lower sales of ISM Remote units. While ISMS’s gross margin in 1Q17 was generally consistent with 1Q16, it was down compared to 4Q16 due primarily to lower revenue.

	1Q17	4Q16	1Q16	1Q17	1Q17
	3 months ended	3 months ended	3 months ended	vs.	vs.
	06/30/16	03/31/16	06/30/15	4Q16	1Q16
ISMS Segment Revenue	$4.1M	$5.2M	$4.5M	-21%	-9%
ISMS Segment Gross Margin	48.8%	53.6%	49.1%	-4.8%	-0.3%
ISMS Segment R&D Expense	$1.3M	$1.5M	$1.3M	($0.2M)	$—
ISMS Segment Profit (Loss)	$0.7M	$1.3M	$0.9M	($0.6M)	($0.2M)
Communication Network Solutions Group (CNS) Segment
CNS’s revenue decrease year-over-year was due to lower revenues across all products in this segment, with lower sales of Tower Mounted Amplifiers (TMAs) representing the largest decline. On a sequential basis, the largest contributor to the lower revenue was the decrease in sales of Integrated Cabinets. CNS’s gross margin improvement when compared to both 1Q16 and 4Q16 was due primarily to a more favorable mix.

	1Q17	4Q16	1Q16	1Q17	1Q17
	3 months ended	3 months ended	3 months ended	vs.	vs.
	06/30/16	03/31/16	06/30/15	4Q16	1Q16
CNS Segment Revenue	$4.6M	$9.8M	$8.0M	-53%	-43%
CNS Segment Gross Margin	34.1%	30.6%	27.7%	+3.5%	+6.4%
CNS Segment R&D Expense	$0.6M	$0.8M	$0.6M	($0.2M)	$—
CNS Segment Profit (Loss)	$0.9M	$2.2M	$1.6M	($1.3M)	($0.7M)

Conference Call Information
Management will discuss financial and business results during the quarterly conference call on Thursday, August 11, 2016 at 9:30 AM Eastern Time. Investors may quickly register online in advance of the call at https://www.conferenceplus.com/Westell. After registering, participants receive dial-in numbers, a passcode and a registration ID that is used to uniquely identify their presence and automatically join them into the audio conference. A participant may also register by telephone on August 11, 2016 by calling 888-206-4065 no later than 8:15 AM Central Time (9:15 AM Eastern Time) and providing the operator confirmation number 43011348.

This news release and related information that may be discussed on the conference call, will be posted on the Investor Relations section of Westell's website: http://www.westell.com. A digital recording of the entire conference will be available for replay on Westell's website by approximately 1:00 PM Eastern Time following the conclusion of the conference.

About Westell Technologies
Westell is a leading provider of high-performance wireless infrastructure solutions focused on innovation and differentiation at the edge of communication networks, where end users connect. The Company's comprehensive set of products and solutions enable service providers and network operators to improve performance and reduce operating expenses. With millions of products successfully deployed worldwide, Westell is a trusted partner for transforming networks into high quality, reliable systems. For more information, please visit www.westell.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
Certain statements contained herein that are not historical facts or that contain the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “plan,” “should,” or derivatives thereof and other words of similar meaning are forward-looking statements that involve risks and uncertainties.  Actual results may differ materially from those expressed in or implied by such forward-looking statements.  Factors that could cause actual results to differ materially include, but are not limited to, product demand and market acceptance risks, customer spending patterns, need for financing and capital, economic weakness in the United States (“U.S.”) economy and telecommunications market, the effect of international economic conditions and trade, legal, social and economic risks (such as import, licensing and trade restrictions), the impact of competitive products or technologies, competitive pricing pressures, customer product selection decisions, product cost increases, component supply shortages, new product development, excess and obsolete inventory, commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing and selling new products and technologies), the ability to successfully consolidate and rationalize operations, the ability to successfully identify, acquire and integrate acquisitions, the effect of the Company's accounting policies, retention of key personnel and other risks more fully described in the Company's SEC filings, including the Form 10-K for the fiscal year ended March 31, 2016, under Item 1A - Risk Factors.  The Company undertakes no obligation to publicly update these forward-looking statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, or otherwise.
Financial Tables to Follow:

Westell Technologies, Inc.
Condensed Consolidated Statement of Operations
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three months ended
	June 30,		March 31,		June 30,
	2016		2016		2015
Revenue	$14,816		$20,904		$21,570
Gross profit	4,565		7,893		8,429
Gross margin	30.8%		37.8%		39.1%
Operating expenses:
R&D	4,277		4,713		5,086
Sales and marketing	3,381		4,608		3,196
General and administrative	2,345		1,747		2,969
Intangible amortization	1,200		1,305		1,399
Restructuring	(36)		731	(1)	17
Long-lived assets impairment	1,181	(2)	—		—
Total operating expenses	12,348		13,104		12,667
Operating profit (loss)	(7,783)		(5,211)		(4,238)
Other income (expense), net	17		107		38
Income (loss) before income taxes and discontinued operations	(7,766)		(5,104)		(4,200)
Income tax benefit (expense)	(2)		27		62
Net income (loss) from continuing operations	(7,768)		(5,077)		(4,138)
Income from discontinued operations (3)	—		1		272
Net income (loss)	$(7,768)		$(5,076)		$(3,866)
Basic net income (loss) per share:
Basic net income (loss) from continuing operations	$(0.13)		$(0.08)		$(0.07)
Basic net income (loss) from discontinued operations	—		—		—
Basic net income (loss) (4)	$(0.13)		$(0.08)		$(0.06)
Diluted net income (loss) per share:
Diluted net income (loss) from continuing operations	$(0.13)		$(0.08)		$(0.07)
Diluted net income (loss) from discontinued operations	—		—		—
Diluted net income (loss) (4)	$(0.13)		$(0.08)		$(0.06)
Weighted-average number of common shares outstanding:
Basic	61,016		60,847		60,703
Diluted	61,016		60,847		60,703

(1)	The Company recorded restructuring expense primarily relating to severance costs for terminated employees.

(2)	Impairment related to long-lived assets associated with ClearLink DAS.

(3)	Income from discontinued operations resulted from the expiration of indemnity periods and release of contingency reserves related to the sale of ConferencePlus.

(4)	Totals may not sum due to rounding.

Westell Technologies, Inc.
Condensed Consolidated Balance Sheet
(Amounts in thousands)

	June 30, 2016 (Unaudited)	March 31, 2016
Assets
Cash and cash equivalents	$15,178	$19,169
Short-term investments	10,090	10,555
Accounts receivable, net	10,885	16,361
Inventories	13,732	13,498
Prepaid expenses and other current assets	1,780	1,900
Total current assets	51,665	61,483
Land, property and equipment, net	2,809	3,977
Intangible assets, net	19,188	20,388
Other non-current assets	173	183
Total assets	$73,835	$86,031
Liabilities and Stockholders’ Equity
Accounts payable	$5,087	$7,856
Accrued expenses	5,425	5,932
Accrued restructuring	1,090	1,537
Contingent consideration payable	47	311
Deferred revenue	989	1,601
Total current liabilities	12,638	17,237
Deferred revenue non-current	1,400	1,236
Deferred income tax liability	12	10
Accrued restructuring non-current	271	550
Other non-current liabilities	276	314
Total liabilities	14,597	19,347
Total stockholders’ equity	59,238	66,684
Total liabilities and stockholders’ equity	$73,835	$86,031

Westell Technologies, Inc.
Condensed Consolidated Statement of Cash Flows
(Amounts in thousands)
(Unaudited)

	Three months ended June 30,
	2016	2015
Cash flows from operating activities:
Net income (loss)	$(7,768)	$(3,866)
Reconciliation of net loss to net cash used in operating activities:
Depreciation and amortization	1,585	1,696
Long-lived assets impairment	1,181	—
Stock-based compensation	406	457
Restructuring	(36)	17
Deferred taxes	2	110
Exchange rate loss (gain)	6	(6)
Changes in assets and liabilities:
Accounts receivable	5,470	(2,607)
Inventory	(234)	1,420
Accounts payable and accrued expenses	(4,144)	2,521
Deferred revenue	(448)	(275)
Other	128	(76)
Net cash provided by (used in) operating activities	(3,852)	(609)
Cash flows from investing activities:
Net maturity (purchase) of short-term investments and debt securities	465	7,835
Proceeds from sale of land	—	264
Purchases of property and equipment, net	(396)	(455)
Net cash provided by (used in) investing activities	69	7,644
Cash flows from financing activities:
Purchase of treasury stock	(84)	(49)
Payment of contingent consideration	(127)	(167)
Net cash provided by (used in) financing activities	(211)	(216)
(Gain) loss of exchange rate changes on cash	3	2
Net increase (decrease) in cash and cash equivalents	(3,991)	6,821
Cash and cash equivalents, beginning of period	19,169	14,026
Cash and cash equivalents, end of period	$15,178	$20,847

Westell Technologies, Inc.
Segment Statement of Operations
(Amounts in thousands)
(Unaudited)

Sequential Quarter Comparison

	Three months ended June 30, 2016				Three Months ended March 31, 2016
	IBW	ISMS	CNS	Total	IBW	ISMS	CNS	Total
Revenue	$6,121	$4,139	$4,556	$14,816	$5,838	$5,245	$9,821	$20,904
Gross profit	994	2,019	1,552	4,565	2,077	2,809	3,007	7,893
Gross margin (1)	16.2%	48.8%	34.1%	30.8%	35.6%	53.6%	30.6%	37.8%
R&D expenses	2,364	1,294	619	4,277	2,421	1,471	821	4,713
Segment profit (loss)	$(1,370)	$725	$933	$288	$(344)	$1,338	$2,186	$3,180
(1)  1Q17 IBW Segment Gross Margin was 39.0% when excluding a charge of $1.4 million related to the previously announced discontinuation of the ClearLink DAS and stock-based compensation. Please refer to the GAAP to non-GAAP reconciliation of IBW segment gross margin at the end of the Segment Statement of Operations section.

Year-over-Year Quarter Comparison

	Three months ended June 30, 2016				Three months ended June 30, 2015
	IBW	ISMS	CNS	Total	IBW	ISMS	CNS	Total
Revenue	$6,121	$4,139	$4,556	$14,816	$9,070	$4,505	$7,995	$21,570
Gross profit	994	2,019	1,552	4,565	4,001	2,211	2,217	8,429
Gross margin (1)	16.2%	48.8%	34.1%	30.8%	44.1%	49.1%	27.7%	39.1%
R&D expenses	2,364	1,294	619	4,277	3,162	1,281	643	5,086
Segment profit (loss)	$(1,370)	$725	$933	$288	$839	$930	$1,574	$3,343
(1)  1Q17 IBW Segment Gross Margin was 39.0% when excluding a charge of $1.4 million related to the previously announced discontinuation of the ClearLink DAS and stock-based compensation. Please refer to the GAAP to non-GAAP reconciliation of IBW segment gross margin at the end of the Segment Statement of Operations section.

Reconciliation of GAAP to non-GAAP IBW Segment Gross Margin

	Three months ended June 30, 2016
	Revenue	Gross Profit	Gross Margin
GAAP - IBW segment	$6,121	$994	16.2%
ClearLink DAS E&O (2)	—	1,389
Stock-based compensation (3)	—	3
Non-GAAP - IBW segment	$6,121	$2,386	39.0%
(2) Excess and Obsolete inventory charges on ClearLink DAS inventory and firm purchase commitments.
(3) Stock-based compensation is a non-cash expense incurred in accordance with share-based compensation accounting standards.

Westell Technologies, Inc.
Reconciliation of GAAP to non-GAAP Financial Measures
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three months ended June 30, 2016			Three Months ended March 31, 2016			Three Months ended June 30, 2015
	Revenue	Gross Profit	Gross Margin	Revenue	Gross Profit	Gross Margin	Revenue	Gross Profit	Gross Margin
GAAP - Consolidated	$14,816	$4,565	30.8%	$20,904	7,893	37.8%	$21,570	$8,429	39.1%
Deferred revenue adjustment (1)	63	63		63	63		73	73
ClearLink DAS E&O (2)	—	1,389		—	59		—	—
Stock-based compensation (3)	—	6		—	(29)		—	(3)
Non-GAAP - Consolidated	$14,879	$6,023	40.5%	$20,967	$7,986	38.1%	$21,643	$8,499	39.3%

	Three months ended
	June 30,	March 31,	June 30,
	2016	2016	2015
GAAP consolidated operating expenses	$12,348	$13,104	$12,667
Adjustments:
Stock-based compensation (3)	(400)	(320)	(460)
Long-lived asset impairment (4)	(1,181)	—	—
Amortization of intangibles (5)	(1,200)	(1,305)	(1,399)
Restructuring, separation, and transition (6)	36	(799)	(164)
Total adjustments	(2,745)	(2,424)	(2,023)
Non-GAAP consolidated operating expenses	$9,603	$10,680	$10,644

	Three months ended
	June 30,	March 31,	June 30,
	2016	2016	2015
GAAP consolidated operating profit (loss)	$(7,783)	$(5,211)	$(4,238)
Adjustments:
Deferred revenue adjustment (1)	63	63	73
ClearLink DAS E&O (2)	1,389	59	—
Stock-based compensation (3)	406	291	457
Long-lived asset impairment (4)	1,181	—	—
Amortization of intangibles (5)	1,200	1,305	1,399
Restructuring, separation, and transition (6)	(36)	799	164
Total adjustments	4,203	2,517	2,093
Non-GAAP consolidated operating profit (loss) from continuing operations	$(3,580)	$(2,694)	$(2,145)
Depreciation	385	458	297
Non-GAAP consolidated Adjusted EBITDA from continuing operations	$(3,195)	$(2,236)	$(1,848)

	Three months ended
	June 30,	March 31,	June 30,
	2016	2016	2015
GAAP consolidated net income (loss)	$(7,768)	$(5,076)	$(3,866)
Adjustments:
Deferred revenue adjustment (1)	63	63	73
ClearLink DAS E&O (2)	1,389	59	—
Stock-based compensation (3)	406	291	457
Long-lived asset impairment (4)	1,181	—	—
Amortization of intangibles (5)	1,200	1,305	1,399
Restructuring, separation, and transition (6)	(36)	799	164
(Income) loss from discontinued operations (7)	—	(1)	(272)
Total adjustments	4,203	2,516	1,821
Non-GAAP consolidated net income (loss)	$(3,565)	$(2,560)	$(2,045)
GAAP consolidated net income (loss) per common share:
Basic and diluted	$(0.13)	$(0.08)	$(0.06)
Non-GAAP consolidated net income (loss) per common share:
Basic and diluted	$(0.06)	$(0.04)	$(0.03)
Average number of common shares outstanding:
Basic and diluted	61,016	60,847	60,703

The Company conforms to U.S. Generally Accepted Accounting Principles (GAAP) in the preparation of its financial statements. The schedules above reconcile the Company's non-GAAP financial measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: they are unusual and the Company does not expect them to recur in the ordinary course of its business; they do not involve the expenditure of cash; they are unrelated to the ongoing operation of the business in the ordinary course; or their magnitude and timing is largely outside of the Company's control. Management believes that the non-GAAP financial information provides meaningful supplemental information to investors. Management also believes the non-GAAP financial information reflects the Company's core ongoing operating performance and facilitates comparisons across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results. Non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(1)
On April 1, 2013, the Company purchased Kentrox. The acquisition required the step-down on acquired deferred revenue, which resulted in lower revenue that will not recur once those liabilities have fully settled. The adjustment removes the step-down on acquired deferred revenue that was recognized.

(2)	Excess and Obsolete inventory charges on ClearLink DAS inventory and firm purchase commitments.

(3)	Stock-based compensation is a non-cash expense incurred in accordance with share-based compensation accounting standards.

(4)	Impairment related to long-lived assets associated with ClearLink DAS.

(5)	Amortization of intangibles is a non-cash expense arising from the acquisition of intangible assets.

(6)
Restructuring expenses are not directly related to the ongoing performance of our fundamental business operations. This adjustment also includes severance benefits related to the departure of certain former executives.

(7)	The release of contingent liabilities related to the sale of ConferencePlus are presented as discontinued operations.
For additional information, contact:

Tom Minichiello Chief Financial Officer Westell Technologies, Inc. +1 (630) 375 4740 tminichiello@westell.com